UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	July 15, 2008
ORION ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)
1204 Pilgrim Road, Plymouth, Wisconsin 53073
(Address of principal executive offices, including zip code)
(920) 892-9340
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 15, 2008, Orion Energy Systems, Inc. (the “Company”) issued a press release announcing, among other things, expected revenues for its fiscal 2009 first quarter ended June 30, 2008. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.
     The information set forth under “Item 2.02. Results of Operations and Financial Condition,” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Effective July 15, 2008, Dan Waibel was appointed President of the Orion Asset Management Division and, as described below, has been replaced as Chief Financial Officer, principal financial officer and principal accounting officer of the Company.
     (c) Effective July 15, 2008, Scott Jensen was appointed to the positions of Chief Financial Officer and Treasurer.
               In such roles, Mr. Jensen, age 41, will serve as the Company’s principal financial officer and principal accounting officer. Mr. Jensen has served as the Company’s Controller and Vice President of Corporate Finance since 2007. Previously, Mr. Jensen held the position of Director of Finance from 2004 to 2007. Prior to that, Mr. Jensen was the Manager of Financial Planning and Analysis at the Mirro Co. (a division of Newell Rubbermaid), a housewares manufacturer, from 2002 to 2004.
               The Company has not entered into or materially amended the terms of any compensation arrangements with Mr. Jensen, and will separately disclose any such arrangements when and if finalized.
Item 7.01. Regulation FD Disclosure.
     On July 15, 2008, the Company issued a press release announcing, among other things, updated annual revenue guidance for fiscal year 2009. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
     The information set forth under “Item 7.01. Regulation FD Disclosure,” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 15, 2008 (furnished pursuant to Item 2.02 and Item 7.01)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.
Date: July 15, 2008	By:	/s/ Neal R. Verfuerth
Neal R. Verfuerth
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 15, 2008 (furnished pursuant to Item 2.02 and Item 7.01)

5